    The Asia Pacific
    Fund, Inc.

-------------------------------------------------------------------

    Semi-Annual Report
    September 30, 2002


        www.asiapacificfund.com

                           The Asia Pacific Fund, Inc.
                      As of September 30, 2002 (Unaudited)

                                OUR TOLL-FREE LINE:
                                 1-888-4-ASIA-PAC

For further information on the Fund, please call. In addition, the Fund makes available monthly portfolio information. If you would like to receive this information please call the toll-free number indicated above.

                     Statistics

Total Net Assets              $101,202,220
Shares Outstanding              10,344,072
Net Asset Value                      $9.78
Equity                            98.7%(a)
Repurchase Agreement               1.3%(a)

                   Total Returns (US Dollar terms)

                                 Market
Period                           Price(b)      NAV(c)
3 months ended 9/30/02           (20.21)%      (12.8)%
6 months ended 9/30/02           (17.69)%      (16.2)%
9 months ended 9/30/02            (3.81)%       (6.6)%
1 Year ended 9/30/02              28.55%        23.1%
3 Years ended 9/30/02             (6.26)%      (11.6)%
5 Years ended 9/30/02            (18.24)%      (19.5)%
10 Years ended 9/30/02            12.37%        35.7%
Since inception(d)               114.76%       169.9%
Since inception(d) (annualized)    5.07%         6.7%

                   Other Information

Ticker Symbol                                    APB
Primary Exchange                                NYSE
Dividend Repurchase Program                      Yes

Footnote section
(a) Expressed as a percentage of total investments.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. These calculations do not include brokerage commissions.
(c) This information represents the historical net asset value per share performance of The Asia Pacific Fund, Inc. "Net asset value per share performance" has been computed by the Investment Manager and, because it does not reflect market price, is not the same as "total investment return."
(d) Investment operations commenced on May 4, 1987.

               Portfolio Characteristics
               (As of September 30, 2002)

                Top Ten Equity Holdings
            (% of Total Equity Investments)

Samsung Electronics Co.                       9.87%
Hutchison Whampoa, Ltd.                       4.43%
China Mobile, Ltd.                            3.79%
Kookmin Bank                                  3.67%
United Overseas Bank, Ltd.                    3.39%
POSCO                                         3.30%
Taipei Bank                                   3.29%
Hong Kong and China Gas Co., Ltd.             3.24%
Hang Seng Bank                                2.88%
Sun Hung Kai Properties, Ltd.                 2.66%

              Equity Country Weightings
           (% of Total Equity Investments)

                              (CHART)

Hong Kong/China     30.94%     Malaysia      6.37%
South Korea         29.57%     Thailand      1.73%
Taiwan              16.62%     India         1.56%
Singapore           12.22%     Indonesia      .99%

       Sector Breakdown: Top Ten Industries
        (% of Total Equity Investments)

Banking                                21.20%
Information Technology                 20.40%
Industrials                             9.76%
Telecommunications                      8.99%
Materials                               7.96%
Consumer Discretionary                  7.69%
Real Estate-Developers                  5.68%
Financial Services                      4.49%
Utilities                               4.28%
Consumer Staples                        3.49%

                         1

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        Report of the Investment Manager
For the period from March 31 to September 30, 2002

PERFORMANCE
Asian markets fell sharply during the period under review. During the last six months the Fund's net asset value (NAV) per share decreased by
US$ 1.89 from US$ 11.67 to US$ 9.78. In percentage terms the Fund's total return performance was negative 16.2%. This compares with the return of its relevant benchmark index, the MSCI All Countries Combined Far East Free Ex-Japan index of negative 21.4%. The Fund's outperformance of 5.2% was principally sourced from stock selection.
Local Currency Exchange Rates
to US Dollar
                                                            March 31 -
                                                            Sept. 30
     Currency          March 31,    June 30,    Sept. 30,     2002
   US$/local rate       2002          2002        2002       Change %

North Asia
Chinese Renminbi         8.28         8.28         8.27        0.1
Hong Kong Dollar         7.80         7.80         7.80        0.0
Korean Won           1,327.00     1,203.00     1,228.00        7.5
New Taiwan Dollar       35.00        33.41        34.95        0.1
ASEAN
Indonesian Rupiah    9,825.00     8,712.00     8,999.00        8.4
Malaysian Ringgit        3.80         3.80         3.80        0.0
Philippine Peso         51.02        50.32        52.43       -2.8
Singaporean Dollar       1.84         1.77         1.78        3.3
Thai Baht               43.52        41.53        43.26        0.6
South Asia
Indian Rupee             48.78       48.86        48.35        0.9

Stock Market Performance
March 31 to September 30, 2002

                          March 31 to       June 30 to        March 31 to
                        June 30, 2002     Sept. 30, 2002     Sept. 30, 2002
                           Market            Market             Market
                          Change %           Change %          Change %
 Country - Index            US $              US $               US $

North Asia
MSCI China                  1.1%             -14.5%            -13.5%
MSCI Hong Kong             -6.1              -16.0             -21.1
MSCI Korea                 -3.6              -16.2             -19.2
MSCI Taiwan               -14.3              -24.8             -35.5
ASEAN
MSCI Indonesia Free        19.0              -18.5              -2.9
MSCI Malaysia Free         -3.5              -11.7             -14.8
MSCI Philippines Free     -24.5               -5.8             -28.9
MSCI Singapore Free       -11.5              -14.0             -23.9
MSCI Thailand Free          5.3              -17.3             -12.9
South Asia
MSCI India                 -7.8               -7.2             -14.4
Regional
MSCI Combined Far East     -6.6              -17.0             -22.4
    Free Ex-Japan
Source: Factset

COUNTRY ALLOCATION(a)

                         March 31,      June 30,     Sept. 30,
Country                   2002            2002         2002

North Asia                79.9%          73.7%         75.7%
Hong Kong/China           30.6           29.6          30.4
South Korea               29.4           26.9          29.0
Taiwan                    19.9           17.2          16.3
ASEAN                     19.1           18.3          20.9
Indonesia                  0.9            0.5           1.0
Malaysia                   4.2            5.0           6.2
Singapore                 12.9           11.4          12.0
Thailand                   1.1            1.4           1.7
South Asia
India                      0.3            1.1           1.5
Cash and Equivalents       0.7            6.9           1.9
(a) Expressed as a percentage of total net assets.

MARKET & ASSET ALLOCATION REVIEW
Asian markets, taking their cue from Wall Street, fell heavily during the period under review. Unlike the Developed World's markets, the Fund's benchmark (the MSCI All Countries Combined Far East Free ex-Japan Index) has yet to fall back to the lows witnessed a year ago following the dreadful terrorist attacks on the U.S.

Asia fell during the second calendar quarter by 6.6%, a creditable performance compared to global equity markets. However, the significant period of outperformance was short lived, as the region's markets fell sharply in the third quarter (-17.0%). The catalyst for the decline was a loss of investor confidence. This was partly due to growing concerns about the possibility of a 'double dip' in the global economy. Also, international investors appear to have become net sellers of Asian equities and this is probably due to rising mutual fund redemptions. The supply / demand equation also worsened, with forced sales by European insurance companies as they attempted to better balance their assets and liabilities.

Economic and corporate results in Asia during the six months ended September have been largely positive. The areas of weakness in technology-related spheres have been more than offset by better-than-expected numbers across a broad range of industries. However, investors chose to ignore the positive news and to focus on the soft economic outlook for 2003 and disquiet in the Middle East.

No Asian market provided a positive return in dollar terms over the period. The best was Indonesia (-2.9%) and this was largely due to a strong Rupiah (+9.2%). The worst performers were Taiwan (-35.5%), the Philippines (-28.9%) and Singapore (-23.9%). Asian currencies over the period generally firmed. The second quarter of the calendar year witnessed the Asian currencies moving sharply higher against the US dollar, with the Rupiah and the Korean Won seeing the sharpest gains. The gains were partly given back in the third quarter. At the market level, the gains in the second quarter made by Indonesia (+19%), Thailand (+5.5%) and China (+1.1%) were all (and more) given back in the third quarter.

During the period, exposure to North Asia was reduced. This was due largely to sales made in Taiwan. Profits were taken in Korea during the second quarter but these were reinvested in that country towards the end of the third quarter, after the market there had fallen. Elsewhere, exposure to Malaysia was increased in the third quarter, a time which also saw a non-benchmark bet being built in India. Finally, the Fund's cash position was built up in June ahead of the Fund's tender offer in July. This was depleted following the offer.

At the sector level, the Fund has been underweight Technology and Telecoms for the period and has been overweight Banks and Consumer-Related. The number of stocks held by the Fund has been reduced from in excess of 60 to nearer 50 to
55. Overall, stock selection has been strong over the period, particularly in Taiwan, Singapore and Thailand. Asset allocation has been broadly neutral. The positions in cash, India, the underweighting to Taiwan and the Philippines have helped; but underweight exposure to Malaysia, Indonesia and Thailand, plus the overweight exposure to Hong Kong/China, have detracted value.

OUTLOOK
The Manager, although cautious, is not as bearish as the consensus. Many negative issues face equity markets, particularly in the more developed parts of the world. Return expectations remain too high. Valuations are not yet low enough to be indisputably attractive. Economic growth remains muted and international politics are unstable. Yet, these have been widely discussed and, to a degree, are already partially discounted.

In Asia, the Manager believes that barring a disaster (for example, the scenario of the S&P 500 falling below the 600 level: it is 841 at the time of writing, having seen a closing-day low of 798 on July 23 and, again, at 777 on October 10), the downside for the region is relatively muted. Indeed, if the market is in the process of troughing, the next big move is more likely to be up than down, although there is no obvious near-term catalyst to spark this trend. The positive arguments in favor of Asia have been made repeatedly by the Manager over the last 18 months or so. They remain largely unchanged. So far, the region has significantly outperformed most other equity markets but is down slightly in absolute terms. Indeed, the biggest negative for Asian equities is the very fact that they are "equities"! In time, risk appetite will once again improve and the world will become a friendlier place for investors, particularly for those invested in Asia. In the meantime, the Manager will focus on the preservation of capital and believes that the Fund's current portfolio is reasonably well positioned to be able to protect the downside, as well as to capture market upside. The Asian markets are likely to remain fragile and move within a relatively narrow trading range. They may lag any initial rally on Wall Street but if the US market recovery is deemed sustainable, they are likely to catch up and outperform in a similar manner to late last year.

James Squire
Investment Manager
Baring Asset Management (Asia) Limited
November 1, 2002

                                  3

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----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Portfolio of Investments
September 30, 2002
(Unaudited)

-------------------------------------------------------
                                              Value
  Shares              Description            (Note 1)
-------------------------------------------------------
              EQUITIES--98.1%
              Hong Kong--30.4%
   399,000    Cheung Kong Holdings, Ltd.   $  2,522,024
                 .
                (Real Estate-Developers)
 1,629,000    China Mobile, Ltd.(a)  ....     3,759,439
                (Telecommunications)
   812,000    Esprit Asia Holdings, Ltd.      1,249,300
                 ........................
                (Consumer Discretionary)
 3,500,000    Giordano International,         1,368,665
                Ltd.  .
                (Consumer Discretionary)
   329,000    Guoco Group, Ltd.  ........     1,860,218
                (Financial Services)
   272,100    Hang Seng Bank, Ltd.  .....     2,860,697
                (Banking)
 2,391,846    Hong Kong and China Gas         3,219,971
                Co., Ltd.  ..............
                (Utilities)
   150,000    HSBC Holdings Plc.  .......     1,543,355
                (Banking)
   761,300    Hutchison Whampoa, Ltd.         4,402,119
                 ........................
                (Industrials)
 1,200,000    Kingboard Chemical                688,500
                Holdings, Ltd.  .........
                (Industrials)
 3,098,000    Legend Holdings, Ltd.  ....     1,102,234
                (Information Technology)
 9,862,000    PetroChina Co., Ltd.  .....     1,997,798
                (Energy)
   450,000    Sun Hung Kai Properties,        2,642,454
                Ltd.
                (Real Estate-Developers)
   924,000    Union Bank Hong Kong  .....       770,043
                (Banking)
   848,000    VTech Holdings, Ltd.  .....       739,323
                (Industrials)              ------------
                                             30,726,140
                                           ------------
              India--1.5%
    50,000    Ranbaxy Laboratories, Ltd.        947,569
                 ........................
                (Healthcare)
   125,650    State Bank of India  ......       597,454
                (Finance)                  ------------
                                              1,545,023
                                           ------------
-------------------------------------------------------
                                              Value
  Shares              Description            (Note 1)
-------------------------------------------------------
              Indonesia--1.0%
 2,380,000    PT Telekomunikasi Tbk  ....  $    985,713
                (Telecommunications)
              Malaysia--6.2%
   123,200    British American Tobacco        1,142,838
                Berhad  .................
                (Consumer Staples)
   932,400    Malayan Banking Berhad  ...     1,962,941
                (Banking)
 1,885,000    Public Bank Berhad  .......     1,269,890
                (Finance)
   804,000    Tanjong Co., Ltd.  ........     1,946,520
                (Consumer Discretionary)   ------------
                                              6,322,189
                                           ------------
              Singapore--12.0%
   180,000    City Developments, Ltd.           476,017
                 ........................
                (Real Estate-Developers)
   343,469    DBS Group Holdings, Ltd.        2,164,500
                 ........................
                (Banking)
   274,080    Overseas-Chinese Banking        1,480,473
                Corp., Ltd.  ............
                (Banking)
 1,911,000    Singapore Exchange, Ltd.        1,236,547
                 ........................
                (Financial Services)
   214,198    Singapore Press Holdings,       2,289,923
                Ltd.
                (Consumer Discretionary)
 1,199,577    Singapore Technologies          1,127,189
                Engineering, Ltd.  ......
                (Industrials)
   502,000    United Overseas Bank, Ltd.      3,361,264
                 ........................  ------------
                (Banking)
                                             12,135,913
                                           ------------
              South Korea--29.0%
    15,430    Hite Brewery Co., Ltd.  ...       741,495
                (Consumer Staples)
   147,722    Hyosung Corp.  ............     1,491,959
                (Materials)
   117,652    Iroonet Co., Ltd.  ........     1,341,583
                (Consumer Discretionary)
     5,990    Keumkang, Ltd.  ...........       570,825
                (Industrials)
   100,019    Kookmin Bank  .............     3,645,571
                (Banking)

                                          See Notes to Financial Statements.
                                       4

-------------------------------------------------------
                                              Value
  Shares              Description            (Note 1)
-------------------------------------------------------
              South Korea (cont'd.)
    70,000    Korea Electric Terminal Co.  $    812,462
                 ........................
                (Industrials)
    73,980    KT Corp.  .................     1,640,876
                (Telecommunications)
   154,350    Poongsan Corp.  ...........     1,244,606
                (Materials)
    37,790    POSCO  ....................     3,278,057
                (Materials)
    40,308    Samsung Electronics Co.         9,799,990
                 ........................
                (Information Technology)
    23,500    Samsung Fire & Marine           1,366,646
                Insurance Co., Ltd.  ....
                (Financial Services)
    14,000    Samsung SDI Co., Ltd.  ....       937,324
                (Information Technology)
    12,890    SK Telecom Co., Ltd.  .....     2,488,235
                (Telecommunications)       ------------
                                             29,359,629
                                           ------------
              Taiwan--16.3%
   472,428    Asustek Computer, Inc.(a)       1,108,414
                 ........................
                (Information Technology)
 2,545,000    Formosa Plastic Corp.  ....     1,885,993
                (Materials)
       131    Fubon Financial Holdings              109
                Co.(a)  .................
                (Financial Services)
   600,432    Hon Hai Precision Industry      2,001,439
                Co., Ltd.(a)  ...........
                (Information Technology)
 2,246,000    Phoenixtec Power Co., Ltd.      1,355,953
                 ........................
                (Industrials)
 1,002,175    President Chain Store Corp.     1,577,099
                 .
                (Consumer Staples)
   174,954    Sunplus Technology Co.,           647,329
                Ltd.
                (Information Technology)
 3,586,000    Taipei Bank  ..............     3,262,796
                (Banking)

-------------------------------------------------------
                                              Value
  Shares              Description            (Note 1)
-------------------------------------------------------
 1,975,154    Taiwan Semiconductor         $  2,322,712
                Manufacturing Co.  ......
                (Information
                Technology-Upstream)
 3,451,920    United Microelectronics         2,340,786
                Corp., Ltd.(a)  .........  ------------
                (Information
                Technology-Upstream)
                                             16,502,630
                                           ------------
              Thailand--1.7%
 1,600,000    GMM Grammy Public Co.,            684,235
                Ltd. ....................
                (Consumer Discretionary)
 2,643,800    Ratchaburi Electricity          1,032,829
                Generating Holding PCL     ------------
                 ........................
                (Utilities)
                                              1,717,064
                                           ------------
              Total common stocks
                (cost $97,682,590).......    99,294,301
                                           ------------
Principal
  Amount
  (000)
----------
              REPURCHASE AGREEMENT--1.3%
              United States
$    1,284    State Street Bank and Trust
                Co., 0.50%, dated 9/30/02
                due 10/1/02 in the amount
                of $1,284,018 (cost
                $1,284,000;
                collateralized by
                $865,000 U.S. Treasury
                Bonds, 9.25% due 2/15/16,
                approximate value of
                collateral including
                accrued interest
                $1,316,963)..............     1,284,000
                                           ------------
              Total Investments--99.4%
              (cost $98,966,590; Note
                4).......................   100,578,301
              Other assets in excess of
                liabilities--0.6%........       623,919
                                           ------------
              Net Assets--100%...........  $101,202,220
                                           ------------
                                           ------------

---------------
(a) Non-income producing security.
                                          See Notes to Financial Statements.
                                       5

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Assets and Liabilities
September 30, 2002
(Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $98,966,590).........................   $100,578,301
Foreign currency (cost $1,170,769).....      1,164,377
Cash...................................            954
Dividends and interest receivable......        156,055
Other assets...........................         66,712
                                          ------------
  Total assets.........................    101,966,399
                                          ------------
Liabilities
Accrued expenses.......................        569,672
Investment management fee payable......         87,306
Deferred Thailand capital gains tax
  liability............................         81,434
Administration fee payable.............         22,350
Foreign withholding taxes payable......          3,417
                                          ------------
  Total liabilities....................        764,179
                                          ------------
Net Assets.............................   $101,202,220
                                          ------------
                                          ------------
Net assets comprised:
  Common stock, at par.................   $    103,441
  Paid-in capital in excess of par.....    131,209,458
                                          ------------
                                           131,312,899
Undistributed net investment income....         67,855
Accumulated net realized losses on
  investments and foreign currency
  transactions.........................    (31,702,492)
Net unrealized appreciation on
  investments and foreign currencies...      1,523,958
                                          ------------
Net Assets, September 30, 2002.........   $101,202,220
                                          ------------
                                          ------------
Net Asset Value per share:
  ($101,202,220 3 10,344,072 shares of
  common stock outstanding)............          $9.78
                                          ------------
                                          ------------

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Operations
Six Months Ended September 30, 2002
(Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding
    taxes of $305,932).................   $  1,635,634
  Interest.............................         12,798
                                          ------------
    Total income.......................      1,648,432
                                          ------------
Expenses
  Investment management fee............        647,208
  Administration fee...................        177,280
  Custodian's fees and expenses........        177,000
  Reports to shareholders..............        168,000
  Legal fees and expenses..............        104,000
  Directors' fees......................         49,000
  Audit fee............................         20,000
  Registration expenses................         16,000
  Insurance............................         15,000
  Transfer agent's fees and expenses...         10,000
  Miscellaneous........................         32,886
                                          ------------
      Total operating expenses.........      1,416,374
  Loan interest (Note 6)...............         14,323
                                          ------------
      Total expenses...................      1,430,697
                                          ------------
  Net investment income................        217,735
                                          ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain on:
  Investment transactions (net of
    Thailand capital gains taxes of
    $17,003)...........................      4,381,482
  Foreign currency transactions........         91,383
                                          ------------
                                             4,472,865
                                          ------------
Net change in unrealized appreciation
  (depreciation) on:
  Investments (net of change in
    deferred Thailand capital gains
    taxes of $46,403)..................    (27,581,565)
  Foreign currencies...................         (4,951)
                                          ------------
                                           (27,586,516)
                                          ------------
Net loss on investments and foreign
  currencies...........................    (23,113,651)
                                          ------------
Net Decrease in Net Assets
Resulting From Operations..............   $(22,895,916)
                                          ------------
                                          ------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       6

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Changes in Net Assets
(Unaudited)
----------------------------------------------------------

                             Six Months
                                Ended         Year Ended
Increase (Decrease)         September 30,     March 31,
in Net Assets                   2002             2002
                            -------------    ------------
Operations
  Net investment income
    (loss)...............   $     217,735    $   (454,442)
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........       4,472,865      (2,216,294)
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currencies...     (27,586,516)     24,209,456
                            -------------    ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     (22,895,916)     21,538,720
Cost of Fund shares
  reacquired in
  repurchase program
  (Note 5)...............        --            (1,292,200)
Cost of Fund shares
  reacquired in tender
  offer (Note 5).........     (36,909,201)    (14,818,274)
                            -------------    ------------
Total increase
  (decrease).............     (59,805,117)      5,428,246
Net Assets
Beginning of period......     161,007,337     155,579,091
                            -------------    ------------
End of period(a).........   $ 101,202,220    $161,007,337
                            -------------    ------------
                            -------------    ------------
(a) Undistributed net
    investment income       $      67,855         --
                            -------------    ------------

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------

The Asia Pacific Fund, Inc. (the 'Fund') is a diversified, closed-end, management investment company. The Fund's investment objective is to achieve long-term capital appreciation through investment primarily in equity securities of companies in the Asia Pacific countries.

Note 1. Accounting            The following is a summary
Policies                      of significant accounting
                              policies followed by the Fund in the preparation
of its financial statements.

Securities Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price or reliable market quotation on the date of valuation, then investments are valued at the last bid price quoted on such date or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities--at the closing rate of exchange.
                                       7

   (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains(losses) are included in the reported net realized gains(losses) on investment transactions.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid at least annually. The Fund will distribute at least annually any net capital gains, if any, in excess of net capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

   Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Investment            The Fund has a manage
Management and                ment agreement with Bar-
Administration                ing Asset Management
Agreements                    (Asia) Limited (the
                              'Investment Manager') and an administration
agreement with Prudential Investments LLC (the 'Administrator'). The Investment Manager is an indirect, wholly owned subsidiary of ING Groep N.V.

   The investment management fee is computed weekly and payable monthly: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million based upon the Fund's average weekly net assets.

   The administration fee is also computed weekly and payable monthly at an annual rate of 0.25% up to $200 million and 0.20% in excess of $200 million based upon the Fund's average weekly net assets.

   Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio             Purchases and sales of
Securities                    investment securities, other
                              than short-term investments, for the six months
ended September 30, 2002 aggregated $18,533,888 and $55,984,889, respectively.

Note 4. Tax                   As of March 31, 2002, the
                              capital loss carryforward for tax purposes is
approximately $36,050,900 of which $33,815,100 expires in 2007 and $2,235,800 expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the statement of assets and liabilities primarily due to the Fund's deferring 'wash sale' losses of approximately $124,400. The differences between book and tax accumulated net investment loss are primarily attributable to post-October currency losses of approximately $79,800 and marking to market of unrealized losses on passive foreign investment companies of approximately $70,100.
   The United States federal income tax basis of the Fund's investments and unrealized appreciation as of September 30, 2002 were as follows:

                                                                   Total Net
                                                  Other Cost       Unrealized
 Tax Basis      Appreciation     Depreciation     Adjustments     Appreciation
-----------     ------------     ------------     -----------     ------------
$99,124,952     $ 17,043,962     $ 15,590,613       $(6,319)       $ 1,447,030

Note 5. Capital               There are 30 million shares
                              of $0.01 par value common stock authorized.

   During the year ended March 31, 2002, the Fund participated in a share repurchase program. The Fund repurchased 152,700 shares in the open market at an average market price of $8.46, representing a weighted average discount to NAV per share of 20.38%.

   During the fiscal quarters ended September 30, 2002 and December 31, 2001, the Fund conducted tender offers. For the second fiscal quarter ended September 30, 2002, the Fund purchased 3,448,024 shares (25% of the total shares outstanding as of July 7, 2002) at a price of $10.66 per share, representing a discount to NAV per share of 5%. For the third fiscal quarter ended December 31, 2001, the Fund purchased 1,532,455 shares (10% of the total shares outstanding as of December 7, 2001) at a price of $9.56 per share, representing a discount to NAV per share of 10%.

Note 6. Borrowings            The Fund had a
                              $25,000,000 committed unsecured line of credit
with an unaffiliated lender.

   On July 8, 2002, the Fund borrowed $25,000,000, which was repaid by the Fund on July 16, 2002 at which time the line of credit was cancelled. The borrowing was at an average interest rate of 2.29%. Total interest expense paid to the unaffiliated lender during the period was $14,323.

THE ASIA PACIFIC FUND, INC.
Financial Highlights
(Unaudited)
--------------------------------------------------------------------------------

                                            Six Months
                                               Ended                             Year Ended March 31,
                                           September 30,     ------------------------------------------------------------
Per Share Operating Performance:               2002            2002         2001         2000         1999         1998
                                           -------------     --------     --------     --------     --------     --------
Net asset value, beginning of period...      $   11.67       $  10.05     $  14.69     $   8.60     $   9.19     $  13.90
                                           -------------     --------     --------     --------     --------     --------
Net investment income (loss)...........           0.02          (0.03)       (0.01)          --(c)      0.06         0.12
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions.........................          (2.22)          1.52        (4.87)        6.23        (0.61)       (4.14)
                                           -------------     --------     --------     --------     --------     --------
Total from investment operations.......          (2.20)          1.49        (4.88)        6.23        (0.55)       (4.02)
                                           -------------     --------     --------     --------     --------     --------
Less dividends and distributions:
Dividends from net investment income...        --               --           --           --           (0.04)       (0.12)
Distributions in excess of net
  investment income....................        --               --           --           (0.14)       --           (0.16)
Distributions from realized gains on
  investments..........................        --               --           --           --           --           (0.41)
                                           -------------     --------     --------     --------     --------     --------
Total dividends and distributions......        --               --           --           (0.14)       (0.04)       (0.69)
Increase resulting from share
  repurchase...........................        --                0.02         0.06        --           --           --
Increase resulting from tender offer...           0.31           0.11         0.18        --           --           --
                                           -------------     --------     --------     --------     --------     --------
Net asset value, end of period.........      $    9.78       $  11.67     $  10.05     $  14.69     $   8.60     $   9.19
                                           -------------     --------     --------     --------     --------     --------
                                           -------------     --------     --------     --------     --------     --------
Market value, end of period............      $    8.33       $  10.12     $   7.86     $10 7/16     $ 7 1/16     $   9.00
                                           -------------     --------     --------     --------     --------     --------
                                           -------------     --------     --------     --------     --------     --------
Total investment return(a).............         (17.69)%        28.75%      (24.70)%      49.68%      (21.02)%     (16.07)%
                                           -------------     --------     --------     --------     --------     --------
                                           -------------     --------     --------     --------     --------     --------
Ratios to Average Net Assets:
Expenses before loan interest and
  commitment fee.......................           2.02%(b)      --           --           --           --           --
Total expenses.........................           2.03%(b)       2.24%        1.81%        1.66%        1.79%        1.56%
Net investment income (loss)...........           0.31%(b)      (0.31)%      (0.05)%      (0.01)%       0.80%        0.99%
Supplemental Data:
Average net assets (000 omitted).......      $ 140,451       $148,224     $214,819     $230,725     $141,079     $220,857
Portfolio turnover rate................             14%(d)         49%          52%          62%          64%          54%
Net assets, end of period (000
  omitted).............................      $ 101,202       $161,007     $155,579     $278,011     $162,719     $174,019

---------------

 (a) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported.
     Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. These calculations do not include brokerage commissions. Total returns for periods of less than a full year are not annualized.
 (b) Annualized.
 (c) Less than $0.005 per share.
 (d) Not annualized.
     Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the
     Fund's shares.

See Notes to Financial Statements.
                                       10

--------------------------------------------------------------------------------
                         Supplemental Proxy Information
--------------------------------------------------------------------------------

   The Annual Meeting of Stockholders of the Asia Pacific Fund, Inc. was held on August 13, 2002.

   The number of shares issued, outstanding and eligible to vote as of the record date of July 9, 2002 were 10,344,072 shares. Proxies representing 7,940,074.5910 shares of Common Stock or 76.7596% of the total outstanding shares voted in the following manner:
Proposal I (Election of Directors)

                                         Total Vote For       Total Vote Withheld
                                         Each Director           Each Director
                                         --------------       -------------------
      Olarn Chaipravat                   7,308,156.5060           631,918.0850
      Michael J. Downey                  7,119,854.9510           820,219.6400

Proposal II--Stockholder Proposal (To recommend that the Board of Directors take steps to open-end the fund.)

                 FOR               AGAINST             ABSTAIN             NO-VOTE
           ---------------      --------------       ------------       --------------
            1,091,216.3580      2,334,716.1020       118,482.1310       4,395,670.0000

            Directors
            Michael J. Downey, Chairman
            David J. Brennan
            Robert H. Burns
            Olarn Chaipravat
            Robert F. Gunia
            Douglas Tong Hsu
            David G. P. Scholfield
            Nicholas T. Sibley

            Officers
            Ronald G. M. Watt, President
            Robert F. Gunia, Vice President and Treasurer
            Linda McMullin, Assistant Treasurer
            Christine Gerrity-Yacuk, Assistant Treasurer
            Deborah A. Docs, Secretary
            Vasso-Athene Spanos, Assistant Secretary

            Investment Manager
            Baring Asset Management (Asia) Limited
            1901 Edinburgh Tower
            15 Queen's Road Central
            Hong Kong

            Administrator
            Prudential Investments LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Independent Accountants
            Ernst & Young LLP
            5 Times Square
            New York, NY 10036

            Legal Counsel
            Sullivan & Cromwell
            125 Broad Street
            New York, New York 10004

               The accompanying financial statements as of September 30, 2002 were not audited and, accordingly, no opinion is expressed on them.

               This report, including the financial statements herein, is transmitted to the shareholders of The Asia Pacific Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                The Asia Pacific Fund, Inc.
                                    Gateway Center Three
                                    100 Mulberry Street
                                   Newark, NJ 07102-4077

            For general information on the Fund, please call (toll-free) Citigate Dewe Rogerson, our shareholders' servicing agent toll-free at:
                                      (888) 4-ASIA-PAC

            Current information about the Fund is available on its website (http://www.asiapacificfund.com). This website includes monthly updates of the Fund's performance and other data as well as the Manager's quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

            The Fund's CUSIP number is
            044901106